UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)                    MAY 4, 1998
--------------------------------------------------------------------------------




                            EQUITABLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




        PENNSYLVANIA                  1-3551                   25-0464690
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)




420 BOULEVARD OF THE ALLIES, PITTSBURGH, PENNSYLVANIA             15219
     (Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code       (412) 261-3000
                                                   ----------------------------



                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5.       Other Events

              The Board of Directors of the registrant, Equitable Resources, Inc. (ERI), today announced the appointment of Murry S. Gerber, 45, as the Company's president and chief executive officer. He will also serve as a director on the Company's Board. He succeeds Donald I. Moritz who has been serving, on an interim basis, as ERI's president and chief executive officer since July 1, 1997. Mr. Gerber will assume his new position at ERI on June 1, 1998.

ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits

     (c) A press release announcing the appointment of Murry S. Gerber as the Company's president and chief executive officer effective June 1, 1998, is filed as Exhibit 99 to this report.




                                    SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                      EQUITABLE RESOURCES, INC.
                                            (Registrant)


               By                   /s/ Jeffrey C. Swoveland
                                        Jeffrey C. Swoveland
                               Vice President - Finance and Treasurer
                                 and Interim Chief Financial Officer


May 4, 1998

                                  EXHIBIT INDEX



Exhibit No.               Department Description             Sequential Page No.

   99            Press release announcing the appointment              4
                 of Murry S. Gerber as the Company's
                 president and chief executive officer